Subsequent Events	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Subsequent Events
Note 10—Subsequent Events
On July 7, 2020, the Company entered into an underwriting agreement with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Evercore Group L.L.C., and SVB Leerink LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 4,225,352 American Depositary Shares (the “ADSs”), each of which represents one ordinary share of the Company, DKK 1 nominal value per share, to the Underwriters (the “Offering”). The ADSs were sold at a public offering price of $142.00 per ADS, and were purchased by the Underwriters from the Company at a price of $134.90 per ADS. Under the terms of the Underwriting Agreement, the Company granted the Underwriters the right, for 30 days, to purchase from the Company up to 633,802 additional ADSs at the public offering price, less the underwriting commissions. On July 8, 2020, the Underwriters exercised their option to purchase the additional 633,802 ADSs in full.
On July 10, 2020, the Offering closed, and the Company completed the sale and issuance of an aggregate of 4,859,154 ADSs. The Company received net proceeds from the Offering of approximately $654.7 million, or €580.7 million at the date of closing, after deducting the Underwriters’ commissions and estimated offering expenses payable by the Company.
No other events have occurred after the reporting date that would influence the evaluation of these unaudited condensed consolidated interim financial statements.